West Pharmaceutical Services, Inc. Eric M. Green President, CEO & Chair of the Board Bob W. McMahon Senior Vice President & Chief Financial Officer First-Quarter 2026 Earnings Call April 23, 2026 | 8 a.m. Eastern Time

2 West Analyst Conference Call April 23, 2026 8 a.m. Eastern Time These presentation materials are intended to accompany and serve as a reference for today’s press release announcing the Company’s results for the first-quarter 2026 and management’s discussion of those results during today’s conference call. A webcast of today’s call can be accessed in the “Investors” section of the Company’s website at www.investor.westpharma.com. To participate on the call by asking questions to Management, please register in advance by clicking here. Registered telephone participants will receive the dial-in number along with a unique PIN number that will enable them to ask questions on the call. A replay of the webcast will be available on the Company’s website for approximately 90 days after the event. REGISTER TODAY

3 This presentation and any accompanying management commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the Company's expectations regarding future events, financial guidance and financial or operational performance. Forward- looking statements may be identified by words such as "believe," "expect," "intend," "estimate," "plan," "anticipate," "project," "forecast," "guidance," "target," "may," "will," "continue" and similar expressions. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For additional information regarding these risks as well as other risks, uncertainties and factors that could affect our forward- looking statements, please refer to Part I Item 1A, entitled "Risk Factors," of the Company's most recent Annual Report on Form 10-K and any amendments thereto, as well as the Company's most recently filed Quarterly Reports on Form 10-Q and other filings the Company makes with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this press release. Except as required by law or regulation, West Pharmaceutical Services, Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). However, management also uses certain non-U.S. GAAP financial measures in evaluating our results of operations. Management believes that this information provides users with a valuable insight into our overall performance and financial position. As a result, this presentation and any accompanying management commentary contain certain non- GAAP financial measures, including organic net sales, adjusted- diluted earnings per share and adjusted operating profit. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign currency exchange rates in effect during the comparable prior-year period. We may also refer to financial results, such as adjusted-diluted EPS and adjusted operating profit, that exclude the effects of unallocated items. The unallocated items are not representative of ongoing operations, and generally include restructuring and related charges, certain asset impairments, and other specifically identified income or expense items. These non-U.S. GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s results prepared in accordance with U.S. GAAP. Reconciliations of these non-U.S. GAAP measures to the comparable U.S. GAAP financial measures are included in the accompanying tables at the end of this presentation and in today's press release. Forward-Looking Statements Non-U.S. GAAP Financial Measures All trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks

4 • Net sales $844.9M, +21.0% & +15.3% organic(1) • Gross margin 35.1%, +190 bps YoY • Adjusted operating profit margin(1) 21.4%, +350 bps vs. 1Q25 • Adj-diluted EPS(1) of $2.13, +46.9% vs. 1Q25 • Operating cash flow $89.9M • CapEx of $42.7M • Free cash flow(1) of $47.2M • Repurchased 1.2M shares for $297.6 million during 1Q26 (1) "Organic Net Sales," “Adjusted Operating Profit Margin,” “Adjusted-Diluted EPS” and "Free Cash Flow" are non-U.S. GAAP financial measures. For an explanation and reconciliations of these items, see the accompanying disclosure in this presentation and today's press release under the heading “Non-U.S. GAAP Financial Measures” as well as the accompanying reconciliation tables at the end of this presentation and today's press release. 1Q26 Financial Highlights 17.9% 21.4% 1Q25 1Q26 $1.45 $2.13 1Q25 1Q26 $698.0 $844.9 1Q25 1Q26 Net Sales $M Adj. OP Margin Adj.-Diluted EPS +46.9% YoY+350 bps YoY +21.0% Reported +15.3% Organic (1)

Capitalizing on Key Growth Drivers Across Our Business

Driver

Business Opportunity, Impact & Results



Biologics

Expanding market – driving High-Value Products (HVP)

- 42% of West's revenue in 1Q26
- Fuels mix shift to high-margin HVP
- Continued strong participation rate in new drug launches



Annex 1

Global regulatory framework upgrade opportunity

- ~6 billion components potential opportunity to upgrade quality levels
- Continue to expect 200 bps of contribution to revenue growth from Annex 1 & HVP conversion in FY26



GLP-1

Fastest growing category, multi-year opportunity – 18% of Net Sales

- GLP-1 elastomer revenues are 10% of 1Q26 total company revenues
- GLP-1 West Vantage™ revenues are 8% of 1Q26 total company revenues
- West Vantage – commenced drug handling commercial operations in Dubin facility in 1Q26



Capacity Expansion

Focused on HVP processing capabilities driving favorable returns (Envision, Pharma Washing, etc.)

- CapEx aligned to growth opportunities in biologics, Annex 1 and GLP-1
- Network optimization to drive improving service levels
- Opportunity to capitalize on near shoring trend

5

Proprietary Products Segment

1Q26 results

Proprietary Products Revenues
$M


$563.0
$694.3
1Q25
1Q26

Proprietary OP Margin %


27.3%
23.2%
1Q25
1Q26

Segment Performance

- Proprietary net sales of $694.3M, +23.3% YoY, +17.5% organic
- Proprietary gross profit margin of 39.3%, +200 bps YoY
- Proprietary OP margin of 27.3%, +410 bps YoY

HVP Components

Net sales $409.3M
48% of total sales
+29.6% reported
+22.6% organic

- Driven by strength in Westar® and NovaPure® products
- GLP-1s - strong contributor: 10% of total company sales
- Non-GLP-1 organic growth in double digits shows improving underlying demand for HVP Components

HVP Delivery Devices

Net sales $123.6M
15% of total sales
+29.0% reported
+27.5% organic

- Strong performance on SmartDose® in anticipation of closing transaction to AbbVie mid-year
- Crystal Zenith - strong growth driven by the Biologics market
- The non-SmartDose parts of the business represent more than half of HVP Delivery Devices revenues and were up double digits in the quarter

Standard Components

Net sales $161.4M
19% of total sales
+6.7% reported
+0.5% organic

- Basic primary containment products - often spec'd into customers' drug manufacturing processes
- Important business funnel forming the base from which West converts to HVP Components over time

6

7 West Vantage Segment Segment Performance • West Vantage net sales of $150.6M, +11.6% YoY & +6.2% organic • West Vantage gross profit margin 15.5%, -60 bps YoY • West Vantage OP margin 10.4%, +40 bps YoY West Vantage Revenues $M $135.0 $150.6 1Q25 1Q26 1Q26 results West Vantage OP Margin % 10.0% 10.4% 1Q25 1Q26 Net sales $150.6M, 18% of total sales, +11.6% reported, +6.2% organic • Rebranded our Contract Manufacturing business segment to West Vantage • Celebrated the official opening at our new Dublin West Vantage site, which is now fully operational, with commercial product now being produced. 1Q26 Performance

8 Strategically Diversified Platform with Global Reach 1 Quarter ended March 31, 2026 – numbers represent % of total company sales 2 Non-proprietary products 45% Americas 47% Europe, Middle East, Africa Asia Pacific 8% 1Q26 Net Sales1 by Geographic Location 48% HVP Components19% Standard Packaging 15% HVP Delivery Devices West Vantage Products2 18% 1Q26 Net Sales1 by Product Category 42% Biologics 15% Generics 25% Pharma 1Q26 Net Sales1 by Market Group West Vantage Products2 18%

9 1Q26 Revenue by Market Group 1Q26 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue Biologics $354.5 31.6% 5.7% 25.9% 42% Pharma $210.6 16.6% 6.8% 9.8% 25% Generics $129.2 14.2% 4.4% 9.8% 15% Proprietary Prod. Segment $694.3 23.3% 5.8% 17.5% 82% West Vantage Segment $150.6 11.6% 5.4% 6.2% 18% Total Company $844.9 21.0% 5.7% 15.3% 100%

10 1Q26 Revenue by Product Category 1Q26 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue HVP Components $409.3 29.6% 7.0% 22.6% 48% HVP Delivery Devices $123.6 29.0% 1.5% 27.5% 15% Standard Products $161.4 6.7% 6.2% 0.5% 19% Proprietary Prod. Segment $694.3 23.3% 5.8% 17.5% 82% West Vantage Segment $150.6 11.6% 5.4% 6.2% 18% Total Company $844.9 21.0% 5.7% 15.3% 100%

11 1Q26 Revenue by Geography 1Q26 Revenues YoY % chg. Currency % Organic % Share of Total Company Revenue Americas $377.3 11.3% 0.5% 10.8% 45% Europe, Middle East, Africa $399.4 30.1% 12.2% 17.9% 47% Asia Pacific $68.2 30.7% 1.4% 29.3% 8% Total Company $844.9 21.0% 5.7% 15.3% 100%

Change in Consolidated Net Sales 1Q25 vs. 1Q26 ($ millions) $698.0 $24.2 $82.7 $40.0 $844.9 1Q25 CY Sales Price Volume & Mix Fx. Translation 1Q26 12

13 2Q 2026 Guidance 2026 Annual Guidance Low High Low High Revenue $830M to $850M $3.295B to $3.350B Fx. YoY Revenue Impact ~+1.3% points ~+2% points Divestiture Impact* No impact ~-2% points Organic Revenue Growth % 7.0% to 9.6% 7% to 9% Adjusted EPS $2.05 to $2.12 $8.40 to $8.75 Fx. YoY on Adjusted EPS ~+$0.04 ~+$0.17 Estimated Tax Rate ~19% ~19% Capital Expenditure $250M – $275M 2026 / 2Q26 Guidance Overview * $55 million in SmartDose® 3.5mL revenue in 2H 2025

Investor Relations contact: https://investor.westpharma.com /contact-investor-relations www.westpharma.com

See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended March 31, 2026 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $177.1 $44.7 $138.8 $1.92 Unallocated items: Restructuring and other charges 1.4 (11.6) 13.0 0.18 SmartDose® 3.5mL sale 1.9 0.4 1.5 0.02 Amortization of acquisition-related intangible assets - - 0.5 0.01 Other 0.6 0.2 0.5 - Adjusted (Non-U.S. GAAP) $181.0 $33.7 $154.3 $2.13 Three months ended March 31, 2025 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $107.0 $24.1 $89.8 $1.23 Unallocated items: Restructuring and other charges 17.8 2.0 15.8 0.21 Amortization of acquisition-related intangible assets 0.2 - 0.6 0.01 Adjusted (Non-U.S. GAAP) $125.0 $26.1 $106.2 $1.45 A-1 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited)

Reconciliation of Reported Net Sales to Organic Net Sales by Segment ($ millions) Three months ended March 31, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP 2026 2025 Proprietary Products $694.3 $563.0 23.3% 5.8% 17.5 % West Vantage 150.6 135.0 11.6% 5.4% 6.2 % Total $844.9 $698.0 21.0% 5.7% 15.3 % Three months ended March 31, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 HVP Components $409.3 $315.9 29.6% 7.0% 22.6 % HVP Delivery Devices 123.6 95.8 29.0% 1.5% 27.5 % Standard Products 161.4 151.3 6.7% 6.2% 0.5 % Total Proprietary Products $694.3 $563.0 23.3% 5.8% 17.5 % A-2 Reconciliation of Proprietary Products Segment Organic Net Sales by Product Category ($ millions) Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release.

Reconciliation of Proprietary Products Segment Organic Net Sales by Market Group ($ millions) Three months ended March 31, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Biologics $354.5 $269.3 31.6% 5.7% 25.9 % Pharma 210.6 180.6 16.6% 6.8% 9.8 % Generics 129.2 113.1 14.2% 4.4% 9.8 % Total Proprietary Products $694.3 $563.0 23.3% 5.8% 17.5 % Three months ended March 31, Reported Net Sales (U.S. GAAP) Percent Change Impact of Currency Organic Net Sales Growth Rate (Decline) Non-U.S. GAAP2026 2025 Americas $377.3 $338.9 11.3% 0.5% 10.8 % Europe, Middle East, Africa 399.4 306.9 30.1% 12.2% 17.9 % Asia Pacific 68.2 52.2 30.7% 1.4% 29.3 % Total $844.9 $698.0 21.0% 5.7% 15.3 % A-3 Reconciliation of Reported Net Sales to Organic Net Sales by Geography ($ millions) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release. Reconciliation of Non-U.S. GAAP Financial Measures (unaudited)

Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2025 Actual 2026 Guidance % Change Reported-diluted EPS (U.S. GAAP) $6.79 $8.15 to $8.50 20.0% to 25.2% Restructuring and other charges 0.31 0.21 SmartDose® 3.5mL sale 0.09 0.02 Cost-method investment activity 0.06 - Amortization of acquisition-related intangible assets 0.03 0.02 Other 0.01 - Adjusted-diluted EPS (Non-U.S. GAAP) $7.29 $8.40 to $8.75 15.2% to 20.0% A-4 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release.

Free Cash Flow Reconciliation ($ millions) Three months ended March 31, 2026 2025 Operating Cash Flow $89.9 $129.4 Capital Expenditures 42.7 71.3 Free Cash Flow(1) $47.2 $58.1 (1) Free Cash Flow is defined as operating cash flow, less capital expenditures. A-5 Reconciliation of Non-U.S. GAAP Financial Measures (unaudited) See the accompanying disclosure under the heading “Non-U.S. GAAP Financial Measures” in this presentation and today's press release for an explanation of non-U.S. GAAP financial measures and the corresponding reconciliation tables that appear in this presentation and today's press release.